UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:
Robinson Tax Advantaged Income Fund
(Class A: ROBAX)
(Class C: ROBCX)
(Institutional Class: ROBNX)

Robinson Opportunistic Income Fund
(Class A: RBNAX)
(Class C: RBNCX)
(Institutional Class: RBNNX)

ANNUAL REPORT
December 31, 2016

Robinson Tax Advantaged Income Fund
Robinson Opportunistic Income Fund
Each a series of Investment Managers Series Trust

Table of Contents

Robinson Tax Advantaged Income Fund
Shareholder Letter	1
Fund Performance	5
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Robinson Opportunistic Income Fund
Shareholder Letter	17
Fund Performance	21
Schedule of Investments	23
Statement of Assets and Liabilities	27
Statement of Operations	28
Statements of Changes in Net Assets	29
Financial Highlights	30
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	44
Supplemental Information	45
Expense Examples	47

This report and the financial statements contained herein are provided for the general information of the shareholders of the Robinson Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.libertystreetfunds.com

February 13, 2017

Dear Shareholders:

We are pleased to present the Robinson Tax-Advantaged Income Fund’s (“the Fund”) Annual Report covering the year ended December 31, 2016.

Investment Performance. Short to Intermediate (1-10 years to maturity) municipal bonds, as measured by the Bloomberg Barclay’s Short-Intermediate1-10 Year Municipal Bond Index (the “Index”), were down -0.15% for all of 2016 as the yield on the Index increased substantially from 1.46% to 2.01% during the year (bond prices move in the opposite direction of their yields—rising bond yields means falling bond prices). The Fund’s Institutional Share Class managed to narrowly generate a positive return of 0.09% for the year, which was comprised of a decline of 48 cents per share in net asset value and 50 cents per share in distributions to shareholders.

The year for the Fund and the overall bond market was much more volatile than the annual return figures may suggest. In the first six months of the year everything that could go right, did. Municipal bond yields declined 0.34% from 1.46% to 1.12%; the discounts (the difference between a fund’s true net asset value and the price at which it is trading in the market) on the tax-exempt closed-end funds (CEFs) we held in the Fund narrowed 4.5%; and, the municipal bond yield-to-Treasury bond yield relationship was unchanged. This is important because the Fund uses short positions in various U.S. Treasury futures contracts to attempt to mitigate much of the inherent interest rate risk in the tax-exempt closed-end funds it holds. Over the first six months of the year, the Index return was +2.34% while the Fund’s Institutional Class return was +7.77%. The second half of the year was almost the exact opposite. Municipal bond yields increased 0.89% from 1.12% to 2.01%; tax-exempt closed-end fund discounts widened 4.2%; and, the municipal bond yield-to-Treasury bond yield relationship widened 0.30% (municipal bond yields went up 0.30% more than Treasury yields) as the GOP sweep in the November election gave investors hope that tax rates would likely be declining soon. Over the last six months of the year the Index return was -2.43% and the Fund’s Institutional Class return was -7.13%.

The interest rate risk hedges utilized in the Fund certainly helped to mitigate some of the losses in the second half of the year; but, they were considerably less effective in the weeks immediately following the election than they were previously. The Fund uses taxable bonds (i.e. short positions in various U.S. Treasury Futures contracts) to hedge the interest rate risk of tax-exempt bonds. An important consideration in such a hedging strategy is to understand the relationship between changes in tax-exempt bond yields relative to changes in taxable bond yields. In general, tax-exempt bond yields typically move in line with the after-tax yield of taxable bonds. Prior to the election the highest marginal tax rate was 43.4% (39.6% marginal tax rate plus 3.8% for the Affordable Care tax). As such, the Fund’s hedge ratios assumed a 1% increase in taxable bond yields would equate to a 0.566% increase in tax-exempt bond yields. Immediately following the election, with the Republicans having gained control of all branches of the Federal government, the tax-exempt bond market went through a major re-pricing as market participants were convinced that marginal tax rates would be declining. In the four weeks following the election, Treasury yields increased 0.60% − prior to the election, we would have expected municipal bond yields to increase 0.34% if taxable yields were up 0.60%. Instead, because of the anticipated tax reforms, municipal bond yields increased 0.85%.

Portfolio Composition. In accordance with the Fund’s investment strategy, the Fund as of December 31, 2016, was invested primarily in municipal bond CEFs with a small portion posted as margin for the shorting strategy to hedge the overall portfolio’s interest rate risk. As of year-end, the Fund’s Institutional Share had a net distribution yield of 5.24% (SEC 30-Day Yield of 4.32%). The municipal bond CEFs held in the Fund had a weighted average levered taxable equivalent duration of 7.7 years—in other words, a 1% rise in interest rates would cause the net asset values of these funds to decline by approximately 7.7%. That interest rate risk was being hedged within the Fund with short positions in various U.S. Treasury futures contracts. As of December 31, 2016 the net exposure to changes in interest rates was approximately 0.5 years (i.e. a 1% rise in rates would result in roughly a 0.5% decline in net asset value).

The municipal bond CEFs held in the portfolio were trading at a weighted average discount of 5.5% as of year-end. The historic weighted average discount for those same funds is 2.7%. The Fund had exposure to 36 municipal bond CEFs managed by 12 different asset management firms and representing 96% of the Fund’s value. Nuveen Funds were our largest single exposure to any one asset management firm—25.3% at year-end. BlackRock was our second largest exposure at 24.5%, and Invesco was third at 10.1%.

Market Outlook. We ended each of the past two years with the Federal Reserve raising short-term interest rates in December. A year ago the Fed suggested future rate hikes would be slow and steady—we took that to mean rate hikes would occur every other meeting, or maybe every third meeting, for the next couple of years. We certainly didn’t think that meant one hike per year. Should the new administration create any fiscal stimulus programs, we suspect the Fed will likely accelerate the pace of rate hikes. Regardless of the rate environment, the Fund is designed and managed to attempt to generate a competitive federally tax-exempt distribution yield while trying to immunize investors from most changes in interest rates.

We believe the valuations in the underlying municipal bond market fully reflect the best case scenario for anticipated tax reform. Any shortfalls in tax reform would suggest that municipal bonds could be significantly undervalued relative to taxable bonds. In addition, the discounts on the tax-exempt CEFs held in the Fund at year-end were more than twice their historic averages. In short, we believe much of the relative downside risks associated with the municipal bond market and the CEFs that invest in that market have already been mitigated due to the extreme re-pricing those markets experienced in the last several months of 2016.

We value your trust and confidence in the Fund, and thank you for your support.

Best Regards,
James C. Robinson
Portfolio Manager

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub‐Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested and including, but not limited to, the following risks, which are more fully described in the prospectus: the Fund will invest in shares of closed-end funds (CEFs). Investments in CEFs are subject to various risks, including reliance on management’s ability to manage the CEF portfolio, fluctuation in the market value of CEF shares, and the Fund bearing a pro rata share of the fees and expenses of each underlying CEF in which the Fund invests. The underlying CEFs in which the Fund invests will invest primarily in municipal bonds. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal bonds to make payments of principal and/or interest. Changes related to taxation, legislation or the rights of municipal security holders can significantly affect municipal bonds.

The underlying CEFs in which the Fund invests will invest primarily in fixed income securities. Interest rates have been and continue to be low relative to historical levels. A rise in interest rates could negatively impact the value of the Fund’s shares. Generally, fixed income securities decrease in value if interest rates rise, and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. These risks are greater during periods of rising inflation. It is expected that the CEFs in which the Fund will invest will be leveraged as a result of borrowing or other investment techniques. As a result, the Fund will be exposed indirectly to leverage, and may expose the Fund to higher volatility in the market value of such CEF and the possibility that the Fund’s long-term returns will be diminished. In addition, regulations implemented pursuant to the Dodd-Frank Act, particularly the Volcker Rule, may in the future hinder or restrict a CEF’s ability to maintain leverage; which in turn may reduce the total return and tax exempt income generated by the underlying CEFs in which the Fund will invest and may cause a reduction in the value of the Fund’s shares. There is no guarantee that the Fund’s income will be exempt from regular federal income taxes. Events occurring after the date of issuance of a municipal bond or after a CEF’s acquisition of a municipal bond may result in a determination that interest on that bond is subject to federal income tax. Federal or state changes in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

The Sub-advisor, where deemed appropriate, will seek to hedge against interest rate risk by shorting U.S. Treasury futures contracts. To the extent the Fund holds such short positions, should market conditions cause U.S. Treasury prices to rise, the Fund’s portfolio could experience a loss; and should U.S. Treasury prices rise at the same time municipal bond prices fall, these losses may be greater than if the hedging strategy not been in place. The Fund and the CEFs held by the Fund may use derivative instruments, futures contracts, options, swap agreements, and/or sell securities short. Each of these instruments and strategies involve risks different from direct investments in the underlying assets. Risks include: futures contracts may cause the value of the Fund’s shares to be more volatile and expose the Fund to leverage and tracking risks; the Fund may not fully benefit from or may lose money on option or shorting strategies; swaps may be leveraged, are subject to counterparty risk and may be difficult to value or liquidate. The Fund’s turnover rate may be high. A high turnover rate may lead to higher transaction costs, a greater number of taxable transactions, and negatively affect the Fund’s performance. As a non-diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. Diversification does not assure a profit or protect against a loss. The Fund may not be suitable for all investors.

The Bloomberg Barclays Short-Intermediate 1-10 Years Municipal Bond Index is an unmanaged index that measures the performance of municipal bonds with time to maturity of between 1 and 10 years. One cannot invest directly in an index.

Robinson Tax Advantaged Income Fund
FUND PERFORMANCE at December 31, 2016 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Bloomberg Barclays Short-Intermediate 1-10 Years Municipal Bond Index. The performance graph above is shown for the Fund’s Institutional Class shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays Short-Intermediate 1-10 Years Municipal Bond Index is an unmanaged index that measures the performance of municipal bonds with time to maturity of between one and ten years. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2016	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	-0.05%	2.97%	09/30/14
Class C²	-0.85%	2.20%	09/30/14
Institutional Class³	0.09%	3.17%	09/30/14
After deducting maximum sales charge
Class A¹	-5.84%	0.29%	09/30/14
Class C²	-1.81%	2.20%	09/30/14
Bloomberg Barclays Short-Intermediate 1-10 Years Municipal Bond Index	-0.15%	1.09%	09/30/14

¹
Maximum initial sales charge for Class A shares is 3.75%. No sales charge applies to purchase of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 18 months of the date of purchase.

²	No initial sales charge applies on investments but a CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of the date of purchase.
³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Robinson Tax Advantaged Income Fund
FUND PERFORMANCE at December 31, 2016 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

Gross and Net Expense Ratios for Class A shares were 3.31% and 2.81%, respectively, for Class C shares were 4.06% and 3.56%, respectively, and for Institutional Class shares were 3.06% and 2.56%, respectively, which were the amounts stated in the current prospectus dated May 1, 2016. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.60%, 2.35% and 1.35% of the average daily net assets of the Class A shares, Class C shares, and Institutional Class shares, respectively. This agreement is in effect until April 30, 2017, and may be terminated before that date only by the Trust’s Board of Trustee. In the absence of such waivers, the Fund’s returns would have been lower. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Robinson Tax Advantaged Income Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2016

Number of Shares		Value

	CLOSED-END FUNDS – 95.5%
162,647	BlackRock Investment Quality Municipal Trust, Inc.	$2,389,284
53,700	BlackRock MuniAssets Fund, Inc.	723,339
160,647	BlackRock Municipal Income Quality Trust	2,231,387
324,932	BlackRock Municipal Income Trust	4,497,059
325,545	BlackRock Municipal Income Trust II	4,733,424
172,159	BlackRock MuniEnhanced Fund, Inc.	1,940,232
105,441	BlackRock MuniHoldings Fund, Inc.	1,706,035
154,170	BlackRock MuniYield Fund, Inc.	2,179,964
249,441	BlackRock MuniYield Quality Fund II, Inc.	3,195,339
245,882	BlackRock MuniYield Quality Fund III, Inc.	3,356,289
288,565	BlackRock MuniYield Quality Fund, Inc.	4,247,677
65,008	Deutsche Strategic Municipal Income Trust	789,197
271,939	Dreyfus Municipal Bond Infrastructure Fund, Inc.	3,328,533
355,997	Dreyfus Municipal Income Inc	3,072,254
214,977	Eaton Vance Municipal Bond Fund II	2,644,217
468,693	Eaton Vance Municipal Income Trust	5,882,097
119,469	Federated Premier Municipal Income Fund	1,667,787
437,719	Invesco Advantage Municipal Income Trust II	4,893,698
21,499	Invesco Municipal Income Opportunities Trust	154,148
84,285	Invesco Municipal Trust	1,033,334
291,215	Invesco Trust for Investment Grade Municipals	3,712,991
212,177	Invesco Value Municipal Income Trust	3,104,150
152,597	MainStay DefinedTerm Municipal Opportunities Fund	2,792,525
464,107	MFS High Income Municipal Trust	2,274,124
196,102	MFS High Yield Municipal Trust	866,771
387,915	MFS Municipal Income Trust	2,571,877
822,079	Nuveen AMT-Free Municipal Income Fund	10,966,534
710,863	Nuveen Dividend Advantage Municipal Fund	9,923,648
375,504	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund	5,429,788
414,189	Nuveen Enhanced Municipal Credit Opportunities Fund	5,856,633
400,237	Pioneer Municipal High Income Advantage Trust	4,726,799
470,765	Pioneer Municipal High Income Trust	5,587,981
575,670	Putnam Managed Municipal Income Trust	4,069,987
462,352	Putnam Municipal Opportunities Trust	5,525,106
16,817	Western Asset Managed Municipals Fund, Inc.	230,729
25,605	Western Asset Municipal Partners Fund, Inc.	381,515

	TOTAL CLOSED-END FUNDS (Cost $131,275,249)	122,686,452

	EXCHANGE-TRADED FUNDS – 0.1%
3,750	iPATH S&P 500 VIX Short-Term Futures ETN*	95,662

	TOTAL EXCHANGE-TRADED FUNDS (Cost $266,925)	95,662

Robinson Tax Advantaged Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Principal Amount		Value

	SHORT-TERM INVESTMENTS – 2.8%
$3,655,525	UMB Money Market Fiduciary, 0.01%[1]	$3,655,525

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,655,525)	3,655,525

	TOTAL INVESTMENTS – 98.4% (Cost $135,197,699)	126,437,639
	Other Assets in Excess of Liabilities – 1.6%	2,063,856

	TOTAL NET ASSETS – 100.0%	$128,501,495

ETN – Exchange Traded Note
*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)

(190)	U.S. 5 Year Treasury Note	March 2017	$(22,337,410)	$(22,356,173)	$(18,763)
(270)	U.S. 10 Year Treasury Note	March 2017	(33,492,478)	(33,555,937)	(63,459)
(150)	U.S. Treasury Long Bond	March 2017	(22,424,250)	(22,598,437)	(174,187)
(20)	Ultra Long Term U.S. Treasury Bond	March 2017	(3,215,603)	(3,205,000)	10,603

TOTAL FUTURES CONTRACTS			$(81,469,741)	$(81,715,547)	$(245,806)

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund
SUMMARY OF INVESTMENTS
As of December 31, 2016

Security Type	Percent of Total Net Assets
Closed-End Funds	95.5%
Exchange-Traded Funds	0.1%
Short-Term Investments	2.8%
Total Investments	98.4%
Other Assets in Excess of Liabilities	1.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2016

Assets:
Investments, at value (cost $135,197,699)	$126,437,639
Cash deposited with brokers for futures contracts	1,876,839
Receivables:
Investment securities sold	198,107
Unrealized appreciation on futures contracts	10,603
Fund shares sold	1,515,668
Dividends and interest	66,128
Prepaid expenses	51,494
Total assets	130,156,478

Liabilities:
Payables:
Investment securities purchased	196,228
Unrealized depreciation on futures contracts	256,409
Fund shares redeemed	1,014,119
Advisory fees	105,503
Distribution fees - Class A & Class C (Note 6)	15,360
Shareholder servicing fees (Note 7)	2,235
Auditing fees	18,329
Fund administration fees	11,269
Transfer agent fees and expenses	9,553
Fund accounting fees	8,337
Custody fees	5,271
Chief Compliance Officer fees	1,442
Trustees' fees and expenses	575
Accrued other expenses	10,353
Total liabilities	1,654,983

Net Assets	$128,501,495

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$135,721,075
Accumulated undistributed net realized gain on investments and futures contracts	1,786,286
Net unrealized depreciation on:
Investments	(8,760,060)
Futures contracts	(245,806)
Net Assets	$128,501,495

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$28,887,150
Shares of beneficial interest issued and outstanding	3,004,040
Redemption price[1]	9.62
Maximum sales charge (3.75% of offering price)[2]	0.37
Maximum offering price to public	$9.99

Class C Shares:
Net assets applicable to shares outstanding	$11,716,035
Shares of beneficial interest issued and outstanding	1,219,610
Redemption price[3]	$9.61

Institutional Class Shares:
Net assets applicable to shares outstanding	$87,898,310
Shares of beneficial interest issued and outstanding	9,143,354
Redemption price	$9.61

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be charged on certain purchases of $500,000 or more that are redeemed in whole or in part within 18 months of the date of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed in whole or in part within 12 months of the date of purchase.

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

Investment Income:
Dividends	$6,363,871
Interest	298
Total investment income	6,364,169

Expenses:
Advisory fees	1,260,169
Fund administration fees	87,503
Distribution fees - Class C (Note 6)	78,935
Distribution fees - Class A (Note 6)	60,479
Transfer agent fees and expenses	69,761
Registration fees	55,211
Fund accounting fees	49,610
Shareholder servicing fees (Note 7)	46,681
Custody fees	29,566
Legal fees	29,465
Auditing fees	19,323
Miscellaneous	16,520
Shareholder reporting fees	9,873
Chief Compliance Officer fees	9,222
Trustees' fees and expenses	8,052
Insurance fees	1,384
Total expenses	1,831,754
Advisory fees waived	(146,238)
Net expenses	1,685,516
Net investment income	4,678,653

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on:
Investments	1,740,663
Distributions from other investments companies	63,178
Futures contracts	1,403,201
Net realized gain	3,207,042
Net change in unrealized appreciation/depreciation on:
Investments	(10,262,675)
Futures contracts	(613,869)
Net change in unrealized appreciation/depreciation	(10,876,544)
Net realized and unrealized loss on investments and futures contracts	(7,669,502)

Net Decrease in Net Assets from Operations	$(2,990,849)

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$4,678,653	$2,022,083
Net realized gain (loss) on investments, futures contracts, and distributions from other investment companies	3,207,042	(506,763)
Net change in unrealized appreciation/depreciation on investments and futures contracts	(10,876,544)	1,747,878
Net increase (decrease) in net assets resulting from operations	(2,990,849)	3,263,198

Distributions to Shareholders:
From net investment income:
Class A	(943,289)	(110,681)
Class C	(249,953)	(7,379)
Institutional Class	(3,478,239)	(1,905,322)
From net realized gains:
Class A	(180,980)	-
Class C	(78,774)	-
Institutional Class	(580,152)	-
Total distributions to shareholders	(5,511,387)	(2,023,382)

Capital Transactions:
Net proceeds from shares sold:
Class A	33,676,826	10,074,300
Class C	12,697,912	1,215,081
Institutional Class	87,229,598	64,492,226
Reinvestment of distributions:
Class A	869,382	65,121
Class C	317,857	7,379
Institutional Class	2,502,908	250,380
Cost of shares redeemed:
Class A	(13,479,957)	(547,378)
Class C	(1,666,862)	(2,962)
Institutional Class	(57,914,448)	(14,183,637)
Net increase in net assets from capital transactions	64,233,216	61,370,510

Total increase in net assets	55,730,980	62,610,326

Net Assets:
Beginning of period	72,770,515	10,160,189
End of period	$128,501,495	$72,770,515

Capital Share Transactions:
Shares sold:
Class A	3,279,575	1,027,993
Class C	1,232,193	123,301
Institutional Class	8,518,606	6,494,470
Shares reinvested:
Class A	86,538	6,654
Class C	31,857	742
Institutional Class	248,995	25,550
Shares redeemed:
Class A	(1,340,708)	(56,518)
Class C	(168,692)	(296)
Institutional Class	(5,734,442)	(1,421,979)
Net increase in capital share transactions	6,153,922	6,199,917

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015		For the Period September 30, 2014* through December, 31, 2014
Net asset value, beginning of period	$10.09		$10.03		$10.00
Income from Investment Operations:
Net investment income[1,2]	0.41		0.45		0.11
Net realized and unrealized gain (loss) on investments	(0.41)		0.06		0.03
Total from investment operations	-		0.51		0.14

Less Distributions:
From net investment income	(0.42)		(0.45)		(0.11)
From net realized gains	(0.05)		-		-
Total distributions	(0.47)		(0.45)		(0.11)

Net asset value, end of period	$9.62		$10.09		$10.03

Total return	(0.05)%	[3]	5.34%	[4]	1.44%	[4,6]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$28,887		$9,874		$5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[5]	1.73%		2.10%		6.27%	[7]
After fees waived and expenses absorbed[5]	1.60%		1.60%		1.60%	[7]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed[2]	3.83%		4.15%		(0.23)%	[7]
After fees waived and expenses absorbed[2]	3.96%		4.65%		4.44%	[7]

Portfolio turnover rate	128%		92%		19%	[6]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 3.75% of offering price which is reduced on sales of $100,000 or more and no initial sales charge is applied to purchases of $500,000 or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $500,000 or more that are redeemed in whole or in part within 18 months of purchase. If these sales charges were included total returns would be lower.

[4]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If these sales charges were included total returns would be lower.

[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	Not annualized.
[7]	Annualized.

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period September 30, 2014* through December, 31, 2014
Net asset value, beginning of period	$10.09	$10.03	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.33	0.38	0.09
Net realized and unrealized gain (loss) on investments	(0.41)	0.06	0.04
Total from investment operations	(0.08)	0.44	0.13

Less Distributions:
From net investment income	(0.35)	(0.38)	(0.10)
From net realized gains	(0.05)	-	-
Total distributions	(0.40)	(0.38)	(0.10)

Net asset value, end of period	$9.61	$10.09	$10.03

Total return[3]	(0.85)%	4.60%	1.27%	[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,716	$1,253	$5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[4]	2.48%	2.85%	7.02%	[6]
After fees waived and expenses absorbed[4]	2.35%	2.35%	2.35%	[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed[2]	3.08%	3.40%	(0.98)%	[6]
After fees waived and expenses absorbed[2]	3.21%	3.90%	3.69%	[6]

Portfolio turnover rate	128%	92%	19%	[5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on purchases that are redeemed in whole or in part within 12 months of purchase. If these sales charges were included total returns would be lower.

[4]	Does not include expenses of the investment companies in which the Fund invests.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Robinson Tax Advantaged Income Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period September 30, 2014* through December, 31, 2014
Net asset value, beginning of period	$10.09	$10.03	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.43	0.48	0.12
Net realized and unrealized gain (loss) on investments	(0.41)	0.06	0.03
Total from investment operations	0.02	0.54	0.15

Less Distributions:
From net investment income	(0.45)	(0.48)	(0.12)
From net realized gains	(0.05)	-	-
Total distributions	(0.50)	(0.48)	(0.12)

Net asset value, end of period	$9.61	$10.09	$10.03

Total return[3]	0.09%	5.58%	1.52%	[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$87,898	$61,644	$10,150

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[4]	1.48%	1.85%	6.02%	[6]
After fees waived and expenses absorbed[4]	1.35%	1.35%	1.35%	[6]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed[2]	4.08%	4.40%	0.02%	[6]
After fees waived and expenses absorbed[2]	4.21%	4.90%	4.69%	[6]

Portfolio turnover rate	128%	92%	19%	[5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Does not include expenses of the investment companies in which the Fund invests.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

February 13, 2017

Dear Shareholders:

We are pleased to present the Robinson Opportunistic Income Fund’s (“the Fund”) Annual Report covering the year ended December 31, 2016.

Investment Performance. Global high yield bonds, as measured by the Barclays Global High Yield Index, had a very strong year and were up +14.27% for all of 2016 as the yield on that index declined -2.25% (bond prices move in the opposite direction of their yields—falling bond yields mean rising bond prices) from +8.12% at the beginning of the year to +5.87% at year-end. The aggregate global corporate bond market, both high yield and investment grade, as measured by the Fund’s benchmark the Barclays Global Aggregate-Credit Index, returned a more modest +3.67% for the year. The Fund’s Institutional Share Class returned +18.46% for the year, which was comprised of an increase of 96 cents per share in net asset value and 80 cents per share in distributions to shareholders.

The Fund seeks to take advantage of pricing dislocations that frequently occur in the corporate capital structure. It does this primarily by investing in closed-end funds (CEFs) which invest in the asset classes we view to be undervalued, and attempting to mitigate any undesired risks, such as interest rate risk, credit and/or equity-like risk and currency risk by utilizing hedging strategies with short positions in various futures contracts. The Fund’s three largest asset class exposures for the year were high yield bonds (50%), senior bank loans (30%) and convertible bonds (10%). That proved to be beneficial as all of those asset classes significantly outperformed the overall global bond market. Global high yield bonds, as noted above, were up +14.27%, senior bank loans, as measured by the S&P / LTSA Leveraged Loan 100 Index, were up +8.91%, and convertible bonds, as measured by the BofA Merrill Lynch Convertible Bond Index, were up +11.71% − global credit markets were up 3.67% as defined by the Barclays Global Aggregate-Credit Index.

In addition to the aforementioned asset allocation decisions, the Fund also benefitted from a general narrowing in taxable CEF discounts. For the year those discounts narrowed 3.1% from 10.4% at the beginning of the year to 7.3% at year-end. Even with that narrowing, discounts remained attractive from most historical perspectives. Our process for valuing, ranking and ultimately monetizing CEF discounts contributed an additional estimated 3.3% to the Fund’s annual return.

The Fund’s hedges, while attempting to reduce risk and mitigating some of the Fund’s downside risks, were a drag on performance for the year. The Fund’s short positions in various equity index futures contracts, which were used primarily to hedge credit spread risk, reduced the Fund’s annual performance by approximately 2.1%. The Fund’s short positions in various U.S. Treasury futures contracts, which were used to hedge interest rate risk, actually added 0.4% to the Fund’s annual return. The volatility hedges the Fund used to offset the risk of discount widening reduced the annual return by roughly 0.6%.

Portfolio Composition. In accordance with the Fund’s investment strategy, the Fund as of December 31, 2016 was invested primarily in taxable CEFs with a small portion posted as margin for the various hedging strategies. As of year-end the Fund’s Institutional Share had a net distribution yield of 7.37% (SEC 30-Day Yield of 7.12%, Unsubsidized 30 Day SEC Yield of 6.81%). The taxable CEFs held in the portfolio were trading at a weighted average discount of 7.3% as of year-end. The historic weighted average discount for those same funds is 2.0%. The Fund had exposure to 47 taxable CEFs in seven different income-oriented asset classes representing more than 95% of the Fund’s value. The Fund’s largest asset class exposure as of year-end was taxable bond CEFs (47.7%), followed by senior bank loan CEFs (25.3%), convertible bond CEFs (9.9%) and preferred stock CEFs (3.9%). The remaining 8.6% was spread across various equity-income strategies including REITs, infrastructure and option overlay (i.e. the CEF writes call options on the equity securities it holds as a way to generate additional income while also reducing the portfolio’s overall upside potential).

Market Outlook. While tax-exempt bonds have gone through a major re-pricing to reflect the most aggressive anticipated tax reform proposals, we don’t believe the same can be said about taxable bonds. Specifically, one of the House Republican proposals is to cap the tax rate on taxable bond interest income at 16.5%. At present, that income gets taxed as ordinary income which puts taxable bonds at a significant disadvantage relative to equities. Should that proposal get adopted we believe it would be hugely beneficial to taxable bonds and to our Fund’s overall strategy. It would essentially level the playing field for those taxable investments that generate the bulk of their return through income as opposed to capital appreciation.

We believe valuations in most of the credit asset classes remain attractive relative to equity valuations. Should the aforementioned tax proposal get adopted, we believe credit asset class valuations are grossly undervalued relative to equity valuations. The discounts on the taxable closed-end funds held in the Fund at year-end were 5.5% wider than their historic averages—discounts had been narrower than year-end levels approximately 80% of the time over the past 10. As was the case in 2016, we believe the Fund will continue to participate in a “risk on” environment, but its hedges will attempt to mitigate some of the downside risk associated with a “risk off” environment. In addition, we believe our asset allocation decision-making process along with our CEF discount monetization processes could generate positive returns for investors.

We value your trust and confidence in the Fund, and thank you for your support.

Best Regards,

James C. Robinson
Portfolio Manager

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub‐Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested and including, but not limited to, the following risks, which are more fully described in the prospectus: Investments in CEFs are subject to various risks, including reliance on management’s ability to manage the CEF portfolio, fluctuation in the market value of CEF shares, and the Fund bearing a pro rata share of the fees and expenses of each underlying CEF in which the Fund invests. It is expected that the CEFs in which the Fund will invest will be leveraged as a result of borrowing or other investment techniques. As a result, the Fund will be exposed indirectly to leverage, and may expose the Fund to higher volatility in the market value of such CEF and the possibility that the Fund’s long-term returns will be diminished. In addition, regulations implemented pursuant to the Dodd-Frank Act, particularly the Volcker Rule, may in the future hinder or restrict a CEF’s ability to maintain leverage; which in turn may reduce the total return and income generated by the underlying CEFs in which the Fund will invest and may cause a reduction in the value of the Fund’s shares.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities. The Fund and the CEFs held by the Fund may use derivative instruments, futures contracts, options, swap agreements, and/or sell securities short. Each of these instruments and strategies involve risks different from direct investment in the underlying assets, including but not limited to: futures contracts may cause the value of the Fund’s shares to be more volatile; the Fund may not fully benefit from or may lose money on option or shorting strategies; swaps may be leveraged, are subject to counterparty risk and may be difficult to value or liquidate; for short sales, if the price of a security has increased at the time the Fund replaces the security, the Fund will experience a loss, which is theoretically unlimited. High yield (“junk”) bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities.

Investing in an ETF provides the Fund with exposure to the securities comprising the index on which the ETF is based and exposes the Fund to risks similar to those of investing directly in those securities. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track. There is no guarantee that the Fund’s distributions will be characterized as income for U.S. federal income tax purposes. For example, the Fund’s opportunistic trading strategies may result in a portion of the Fund’s distributions to shareholders being characterized as capital gains. The Fund’s turnover rate may be high. A high turnover rate may lead to higher transaction costs, a greater number of taxable transactions, and negatively affect the Fund’s performance. As a non-diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk that if its assets were diversified among a greater number of issuers. The Fund may not be suitable for all investors.

Subsidized 30-Day SEC Yield is based on a 30-day period ending on the last day of the previous month and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period. This subsidized yield is based on the net expenses of the Fund of which the yield would be lower without the waivers in effect. Negative 30-Day SEC Yield results when accrued expenses of the past 30 days exceed the income collected during the past 30 days. Unsubsidized 30 Day SEC Yield is based on total expenses of the Fund. Each individual’s actual tax burden will vary.

Barclays Global Aggregate-Credit Index covers the credit sector of the global invest-ment grade fixed-rate bond market. Credit issuers include corporate, sovereign (when issuing in a currency other than the sov-ereign’s home currency), supranational, and foreign local agencies/authorities. Barclays Global High Yield Index is the multi-currency flagship measure of the global high yield debt market. The index represents the union of the US High Yield, the Pan European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices. BofA Merril Lynch Convertible Bond Index is a market value weighted index consisting of investment grade and non-investment grade convertible bonds traded in U.S. dollars. S&P / LTSA Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. One cannot invest directly in an index. A “risk-on” environment is when an investor is willing to gravitate toward higher risk investments for the potential return. A “risk off” environment is when an investor is not willing to gravitate toward a higher risk investment for the potential return.

Robinson Opportunistic Income Fund
FUND PERFORMANCE at December 31, 2016 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Bloomberg Barclays Global Aggregate Credit Index. The performance graph above is shown for the Fund’s Institutional Class shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays Global Aggregate Credit Index covers the credit sector of the global investment grade fixed-rate bond market. Credit issuers include corporate, sovereign (when issuing in a currency other than the sovereign’s home currency), supranational, and foreign local agencies/authorities. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2016	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	18.20%	18.20%	12/31/15
Class C²	17.23%	17.23%	12/31/15
Institutional Class³	18.46%	18.46%	12/31/15
After deducting maximum sales charge
Class A¹	11.40%	11.40%	12/31/15
Class C²	16.23%	16.23%	12/31/15
Bloomberg Barclays Global Aggregate Credit Index	3.67%	3.67%	12/31/15

¹
Maximum initial sales charge for Class A shares is 4.25%. Prior to February 15, 2017, the maximum sales charge for Class A shares was 5.75%. No sales charge applies to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

²	No initial sales charge applies on investments but a CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of the date of purchase.
³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Robinson Opportunistic Income Fund
FUND PERFORMANCE at December 31, 2016 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

Gross and Net Expense Ratios for Class A shares were 3.96% and 3.55%, respectively, for Class C shares were 4.71% and 4.30%, respectively, and for Institutional Class shares were 3.71% and 3.30%, respectively, which were the amounts stated in the current prospectus dated December 30, 2015. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.60%, 2.35% and 1.35% of the average daily net assets of the Class A shares, Class C shares, and Institutional Class shares, respectively. This agreement is in effect until April 30, 2017, and may be terminated before that date only by the Trust’s Board of Trustee. In the absence of such waivers, the Fund’s returns would have been lower. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Robinson Opportunistic Income Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2016

Number of Shares		Value

	CLOSED-END FUNDS – 94.0%
81,808	Advent Claymore Convertible Securities and Income Fund	$1,200,941
81,912	Advent Claymore Convertible Securities and Income Fund II	481,643
416,626	AllianzGI Convertible & Income Fund II	2,378,934
183,488	Alpine Global Premier Properties Fund	941,293
106,333	Apollo Senior Floating Rate Fund, Inc.	1,850,194
180,928	Ares Dynamic Credit Allocation Fund, Inc.	2,728,394
10,476	Barings Global Short Duration High Yield Fund	201,453
148,919	BlackRock Corporate High Yield Fund, Inc.	1,612,793
20,000	BlackRock Credit Allocation Income Trust	259,400
77,027	BlackRock Limited Duration Income Trust	1,168,500
80,195	Blackstone/GSO Long-Short Credit Income Fund	1,276,704
181,958	Blackstone/GSO Strategic Credit Fund	2,791,236
159,425	Brookfield Real Assets Income Fund, Inc.	3,556,772
170,720	Calamos Convertible and High Income Fund	1,801,096
61,438	Diversified Real Asset Income Fund	957,818
47,369	DoubleLine Income Solutions Fund	899,537
88,822	Eaton Vance Floating-Rate Income Plus Fund	1,522,409
161,415	Eaton Vance Limited Duration Income Fund	2,214,614
63,312	Flaherty & Crumrine Preferred Income Fund, Inc.	917,391
60,000	Invesco Dynamic Credit Opportunities Fund	738,000
23,113	Invesco High Income Trust II	329,591
203,550	Invesco Senior Income Trust	944,472
113,410	John Hancock Investors Trust	1,882,606
23,000	John Hancock Preferred Income Fund III	408,020
23,698	Kayne Anderson MLP Investment Co.	464,007
170,350	Neuberger Berman High Yield Strategies Fund, Inc.	1,987,984
60,100	Nuveen Credit Strategies Income Fund	531,885
25,314	Nuveen Dow 30sm Dynamic Overwrite Fund	379,710
20,264	Nuveen Flexible Investment Income Fund	337,193
119,604	Nuveen Global High Income Fund	1,912,468
44,968	Nuveen Preferred & Income Term Fund	1,031,116
55,232	Nuveen Real Estate Income Fund	594,849
124,310	Pacholder High Yield Fund, Inc.	895,032
40,863	PIMCO Dynamic Credit Income Fund	826,250
48,837	PIMCO Income Opportunity Fund	1,131,065
44,838	Pioneer Diversified High Income Trust	718,305
276,718	Pioneer High Income Trust	2,825,291
61,097	Principal Real Estate Income Fund	975,108
22,364	Prudential Short Duration High Yield Fund, Inc.	346,195
87,448	THL Credit Senior Loan Fund	1,638,776
66,538	Voya Global Advantage and Premium Opportunity Fund	654,069
19,545	Voya Global Equity Dividend and Premium Opportunity Fund	132,515
196,300	Voya Prime Rate Trust	1,087,502
189,942	Wells Fargo Income Opportunities Fund	1,610,708
53,241	Western Asset Corporate Loan Fund, Inc.	598,961

Robinson Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Number of Shares		Value

	CLOSED-END FUNDS (Continued)
379,545	Western Asset High Income Fund II, Inc.	$2,687,179
36,307	Western Asset Premier Bond Fund	470,176

	TOTAL CLOSED-END FUNDS (Cost $53,542,861)	56,900,155

	EXCHANGE-TRADED FUNDS – 0.3%
6,325	iPATH S&P 500 VIX Short-Term Futures ETN*	161,351

	TOTAL EXCHANGE-TRADED FUNDS (Cost $596,894)	161,351

Principal Amount

	SHORT-TERM INVESTMENTS – 2.7%
$1,642,795	UMB Money Market Fiduciary, 0.01%[1]	1,642,795

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,642,795)	1,642,795

	TOTAL INVESTMENTS – 97.0% (Cost $55,782,550)	58,704,301
	Other Assets in Excess of Liabilities – 3.0%	1,844,160

	TOTAL NET ASSETS – 100.0%	$60,548,461

ETN – Exchange Traded Note
*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Robinson Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)

(85)	E-mini S&P 500	March 2017	$(9,638,787)	$(9,503,850)	$134,937
(20)	Russell 2000 Mini Index	March 2017	(1,374,800)	(1,356,900)	17,900
(30)	U.S. 2 Year Treasury Note	March 2017	(6,500,475)	(6,500,625)	(150)
(70)	U.S. 5 Year Treasury Note	March 2017	(8,229,572)	(8,236,484)	(6,912)
(50)	U.S. 10 Year Treasury Note	March 2017	(6,198,578)	(6,214,062)	(15,484)
(10)	U.S. Tresury Long Bond	March 2017	(1,494,950)	(1,506,563)	(11,613)

TOTAL FUTURES CONTRACTS			$(33,437,162)	$(33,318,484)	$118,678

See accompanying Notes to Financial Statements.

Robinson Opportunistic Income Fund
SUMMARY OF INVESTMENTS
As of December 31, 2016

Security Type	Percent of Total Net Assets
Closed-End Funds	94.0%
Exchange-Traded Funds	0.3%
Short-Term Investments	2.7%
Total Investments	97.0%
Other Assets in Excess of Liabilities	3.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Robinson Opportunistic Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2016

Assets:
Investments, at value (cost $55,782,550)	$58,704,301
Cash deposited with brokers for futures contracts	809,719
Receivables:
Investment securities sold	457,630
Unrealized appreciation on futures contracts	152,837
Fund shares sold	719,982
Dividends and interest	221,666
Prepaid expenses	65,228
Total assets	61,131,363

Liabilities:
Payables:
Investment securities purchased	454,490
Unrealized depreciation on futures contracts	34,159
Fund shares redeemed	19
Advisory fees	38,616
Shareholder servicing fees (Note 7)	2,949
Distribution fees - Class A & Class C (Note 6)	1,444
Auditing fees	17,499
Fund administration fees	6,896
Transfer agent fees and expenses	6,327
Fund accounting fees	4,886
Custody fees	4,434
Chief Compliance Officer fees	1,225
Trustees' fees and expenses	850
Accrued other expenses	9,108
Total liabilities	582,902

Net Assets	$60,548,461

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$57,941,238
Accumulated undistributed net investment income	34,261
Accumulated undistributed net realized loss on investments and futures contracts	(467,467)
Net unrealized appreciation on:
Investments	2,921,751
Futures contracts	118,678
Net Assets	$60,548,461

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$3,691,120
Shares of beneficial interest issued and outstanding	336,776
Redemption price[1]	10.96
Maximum sales charge (5.75% of offering price)[2,3]	0.67
Maximum offering price to public	$11.63

Class C Shares:
Net assets applicable to shares outstanding	$905,314
Shares of beneficial interest issued and outstanding	82,768
Redemption price[4]	$10.94

Institutional Class Shares:
Net assets applicable to shares outstanding	$55,952,027
Shares of beneficial interest issued and outstanding	5,105,844
Redemption price	$10.96

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more.
[3]	Effective February 15, 2017, the Fund has lowered the maximum sales charge imposed on purchases of Class A Shares from 5.75% to 4.25%.
[4]	A CDSC of 1.00% may be charged on purchases that are redeemed in whole or in part within 12 months of the date of purchase.

See accompanying Notes to Financial Statements.

Robinson Opportunistic Income Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

Investment Income:
Dividends	$3,798,941
Interest	129
Total investment income	3,799,070

Expenses:
Advisory fees	503,176
Registration fees	50,550
Fund administration fees	49,332
Transfer agent fees and expenses	38,452
Offering costs	32,123
Fund accounting fees	27,939
Shareholder servicing fees (Note 7)	19,072
Auditing fees	18,999
Legal fees	15,348
Custody fees	15,344
Miscellaneous	9,449
Chief Compliance Officer fees	9,079
Shareholder reporting fees	9,170
Trustees' fees and expenses	8,000
Distribution fees - Class A (Note 6)	6,496
Distribution fees - Class C (Note 6)	3,897
Insurance fees	1,252
Total expenses	817,678
Advisory fees waived	(189,735)
Net expenses	627,943
Net investment income	3,171,127

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain (loss) on:
Investments	663,799
Distributions from other investments companies	9,084
Futures contracts	(1,140,351)
Net realized loss	(467,468)
Net change in unrealized appreciation/depreciation on:
Investments	4,473,541
Futures contracts	118,678
Net change in unrealized appreciation/depreciation	4,592,219
Net realized and unrealized gain on investments and futures contracts	4,124,751

Net Increase in Net Assets from Operations	$7,295,878

See accompanying Notes to Financial Statements.

Robinson Opportunistic Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2016	For the Period Ended December 31, 2015*
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$3,171,127	$-
Net realized loss on investments, futures contracts and distributions from other investment companies	(467,468)	-
Net change in unrealized appreciation/depreciation on investments and futures contracts	4,592,219	-
Net increase in net assets resulting from operations	7,295,878	-

Distributions to Shareholders:
From net investment income:
Class A	(171,486)	-
Class C	(24,090)	-
Institutional Class	(2,979,709)	-
From return of capital:
Class A	(18,868)	-
Class C	(2,651)	-
Institutional Class	(327,847)	-
Total distributions to shareholders	(3,524,651)	-

Capital Transactions:
Net proceeds from shares sold:
Class A	8,076,444	2,500
Class C	980,490	2,500
Institutional Class	40,258,668	5,000
Institutional Class Capital Issued with Reorganization of Private Fund (Note 1)	36,879,274	-
Reinvestment of distributions:
Class A	159,492	-
Class C	14,918	-
Institutional Class	1,801,676	-
Cost of shares redeemed:
Class A	(4,622,068)	-
Class C	(130,270)	-
Institutional Class	(26,651,390)	-
Net increase in net assets from capital transactions	56,767,234	10,000

Total increase in net assets	60,538,461	10,000

Net Assets:
Beginning of period	10,000	-
End of period	$60,548,461	$10,000

Accumulated undistributed net investment income	$34,261	$-

Capital Share Transactions:
Shares sold:
Class A	765,254	250
Class C	93,202	250
Institutional Class	3,913,607	500
Institutional Class Shares Issued with Reorganization of Private Fund (Note 1)	3,687,927	-
Shares reinvested:
Class A	14,986	-
Class C	1,400	-
Institutional Class	175,044	-
Shares redeemed:
Class A	(443,714)	-
Class C	(12,084)	-
Institutional Class	(2,671,234)	-
Net increase in capital share transactions	5,524,388	1,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Robinson Opportunistic Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016	For the Period Ended December 31, 2015*
Net asset value, beginning of period	$10.00	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.72	-
Net realized and unrealized gain on investments	1.02	-
Total from investment operations	1.74	-

Less Distributions:
From net investment income	(0.70)	-
From return of capital	(0.08)	-
Total distributions	(0.78)	-

Redemption fee proceeds	-	-

Net asset value, end of period	$10.96	$10.00

Total return[3]	18.20%	-%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,691	$3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[4]	2.01%	-%
After fees waived and expenses absorbed[4]	1.60%	-%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed[2]	6.29%	-%
After fees waived and expenses absorbed[2]	6.70%	-%

Portfolio turnover rate	87%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more. Effective February 15, 2017, the Fund has lowered the maximum sales charge imposed on purchases of Class A Shares from 5.75% to 4.25%. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If these sales charges were included total returns would be lower.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying Notes to Financial Statements.

Robinson Opportunistic Income Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016	For the Period Ended December 31, 2015*
Net asset value, beginning of period	$10.00	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.64	-
Net realized and unrealized gain on investments	1.01	-
Total from investment operations	1.65	-

Less Distributions:
From net investment income	(0.64)	-
From return of capital	(0.07)	-
Total distributions	(0.71)	-

Redemption fee proceeds	-	-

Net asset value, end of period	$10.94	$10.00

Total return[3]	17.23%	-%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$905	$3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[4]	2.76%	-%
After fees waived and expenses absorbed[4]	2.35%	-%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed[2]	5.54%	-%
After fees waived and expenses absorbed[2]	5.95%	-%

Portfolio turnover rate	87%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on purchases that are redeemed in whole or in part within 12 months of purchase. If these sales charges were included total returns would be lower.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying Notes to Financial Statements.

Robinson Opportunistic Income Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016	For the Period Ended December 31, 2015*
Net asset value, beginning of period	$10.00	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.73	-
Net realized and unrealized gain on investments	1.03	-
Total from investment operations	1.76	-

Less Distributions:
From net investment income	(0.72)	-
From return of capital	(0.08)	-
Total distributions	(0.80)	-

Redemption fee proceeds	-	-

Net asset value, end of period	$10.96	$10.00

Total return[3]	18.46%	-%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$55,952	$5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[4]	1.76%	-%
After fees waived and expenses absorbed[4]	1.35%	-%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed[2]	6.54%	-%
After fees waived and expenses absorbed[2]	6.95%	-%

Portfolio turnover rate	87%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying Notes to Financial Statements.

Robinson Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2016

Note 1 – Organization
Robinson Tax Advantaged Income Fund (“Tax Advantaged Income” or “Tax Advantaged Income Fund”) and Robinson Opportunistic Income Fund (“Opportunistic Income” or “Opportunistic Income Fund”) (collectively referred to as the “Funds”) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Tax Advantaged Income Fund seeks total return with an emphasis on providing current income, a substantial portion of which will be exempt from federal income taxes. The Fund commenced investment operations on September 30, 2014, with three classes of shares: Class A, Class C and Institutional Class.

The Opportunistic Income Fund seeks total return with an emphasis on providing current income. The Fund commenced operations on December 31, 2015, with Class A, Class C, and Institutional Class shares, prior to which its only activity was the receipt of a $10,000 investment from principals of the Fund’s advisor and a $36,879,274 transfer of shares of the Fund in exchange for the net assets of the Robinson Income and Principal Preservation Fund I, LP, a Delaware limited partnership (the “Company”). This exchange was nontaxable, whereby the Fund’s Institutional Class issued 3,687,927 shares for the net assets of the Company on December 31, 2015. Assets with a fair market value of $36,879,274 consisting of cash, interest receivable and securities of the Company with a fair value of $33,516,116 (identified costs of investments transferred were $35,067,906) and cash were the primary assets received by the Fund on January 1, 2016. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification, “Financial Services – Investment Companies”, Topic 946 (ASC 946).

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

Trading in securities on many foreign securities exchanges and OTC markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset values (“NAV”) are not calculated and on which the Fund does not effect sales and redemptions of its shares.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Opportunistic Income Fund incurred offering costs of approximately $32,123, which are being amortized over a one-year period from December 31, 2015 (commencement of operations).

(c) Closed-End Funds
The Funds invest in shares of closed-end funds (“CEFs”). Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s). The closed-end funds in which the Funds will invest may be leveraged. As a result, the Funds may be exposed indirectly to leverage through investment in a closed-end fund. An investment in securities of a closed-end fund that uses leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

(d) Municipal Bonds Risk
The underlying closed-end funds, in which the Tax Advantaged Fund invests in, primarily invest in municipal bonds. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal bonds to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal bonds. If the Internal Revenue Service (the “IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could significantly decline in value.

(e) Futures Contracts
The Funds may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. The Funds intend primarily to invest in short positions on U.S. Treasury Futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day a futures contract is held, the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Funds may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Funds being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Funds.

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Funds may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

(f) Short Sales
The Funds and the CEFs held by the Funds may sell securities short. Short sales are transactions under which the Funds sell a security they do not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(g) Distributions to Shareholders
The Funds will make dividend distributions of net investment income, if any, monthly and net capital gains distributions, if any, at least annually, typically in December. Each Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the annual rate of 1.10% of the Funds’ average daily net assets. The Advisor engages Robinson Capital Management, LLC (the “Sub-Advisor”) to manage the Funds and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Funds to ensure that total annual operating expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.60%, 2.35% and 1.35% of the Funds’ average daily net assets for Class A, Class C, and Institutional Class, respectively. This agreement is in effect until April 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

For the year ended December 31, 2016, the Advisor waived a portion of its advisory fees totaling $146,238, and $189,735 for the Tax Advantaged Income Fund and Opportunistic Income Fund, respectively. The Advisor may recover from the Funds’ fees and/or expenses previously waived and/or absorbed if the Funds’ expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Funds for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. The Advisor may recapture all or a portion of this amount no later than December 31, of the years stated below:

	Tax Advantaged Income Fund	Opportunistic Income Fund
2017	$89,109	$-
2018	206,171	-
2019	146,238	189,735
Total	$441,518	$189,735

Foreside Fund Services, LLC (“Distributor”) serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds does not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended December 31, 2016, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended December 31, 2016 are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At December 31, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Tax Advantaged Income Fund	Opportunistic Income Fund
Cost of investments	$135,254,077	$55,833,446

Gross unrealized appreciation	$635,842	$3,777,009
Gross unrealized depreciation	(9,452,280)	(906,154)
Net unrealized appreciation/depreciation on investments	$(8,816,438)	$2,870,855

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

As of December 31, 2016 the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Tax Advantaged Income Fund	Opportunistic Income Fund
Undistributed ordinary income	$455,619	$34,261
Undistributed long-term gains	1,141,239	-
Tax accumulated earnings	1,596,858	34,261

Accumulated capital and other losses	-	(297,893)
Unrealized appreciation on investments	(8,816,438)	2,870,855
Total accumulated earnings/(deficit)	$(7,219,580)	$2,607,223

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increase (Decrease)
	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Tax Advantaged Income Fund	$ 351	$ (7,172)	$ 6,821
Opportunistic Income Fund	(38,420)	38,419	1

The tax character of distribution paid during the fiscal years ended December 31, 2016, and December 31, 2015 were as follows:

	Tax Advantaged Income Fund		Opportunistic Income Fund
Distribution paid from:	2016	2015	2016	2015
Tax exempt income	$4,625,572	$2,007,489	$-	$-
Ordinary income	885,815	15,893	3,175,285	-
Long-term capital gains	-	-	-	-
Return of capital	-	-	349,367	-
Total distributions paid	$5,511,387	$2,023,382	$3,524,652	$-

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The Tax Advantaged Income Fund designates $4,625,738 as tax-exempt dividends for the calendar year ended December 31, 2016.

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

As of December 31, 2016, the Funds had net capital loss carryovers as follows:

Not subject to expiration:	Tax Advantaged Income Fund	Opportunistic Income Fund
Short Term	$-	$-
Long Term	-	297,893
Total	$-	$297,893

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended December 31, 2016, the Tax Advantaged Income Fund utilized $68,018 of it’s capital loss carryover

Note 5 – Investment Transactions
For the year ended December 31, 2016, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Tax Advantaged Income Fund	$202,408,317	$141,131,788
Opportunistic Income Fund	57,210,082	38,259,991

Note 6 – Distribution Plan
The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Funds to pay distribution fees for the sale and distribution of their Class A and Class C shares. For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. In addition, HRC may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s Distributor. During the one year period ending December 31, 2016, HRC did not receive any sales charges or distribution fees with respect to the Funds pursuant to the wholesaling agreement.

For the year ended December 31, 2016, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

Note 8 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
FASB Accounting Standard Codification, “Fair Value Measurement and Disclosures”, Topic 820 (ASC 820) Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2016, in valuing the Funds’ assets carried at fair value:

Tax Advantaged Income Fund	Level 1	Level 2**	Level 3**	Total
Investments
Closed-End Funds	$122,686,452	$-	$-	$122,686,452
Exchange-Traded Funds	95,662	-	-	95,662
Short-Term Investments	3,655,525	-	-	3,655,525
Total Investments	$126,437,639	$-	$-	$126,437,639

Other Financial Instruments*
Futures Contracts	$(245,806)	$-	$-	$(245,806)
Total Other Financial Instruments	$(245,806)	$-	$-	$(245,806)

Opportunistic Income Fund	Level 1	Level 2**	Level 3**	Total
Investments
Closed-End Funds	$56,900,155	$-	$-	$56,900,155
Exchange-Traded Funds	161,351	-	-	161,351
Short-Term Investments	1,642,795	-	-	1,642,795
Total Investments	$58,704,301	$-	$-	$58,704,301

Other Financial Instruments*
Futures Contracts	$118,678	$-	$-	$118,678
Total Other Financial Instruments	$118,678	$-	$-	$118,678

*	Other financial instruments are derivative instruments such as futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
**	The Funds did not hold any Level 2 or Level 3 securities at period end.

Transfers between levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 10 – Derivatives and Hedging Disclosures
FASB Accounting Standard Codification, “Derivative and Hedging”, Topic 815 (ASC 815) requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds invested in futures contracts during the year ended December 31, 2016.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of December 31, 2016 by risk category are as follows:

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

			Asset Derivatives	Liability Derivatives
	Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Tax Advantaged Income Fund	Unrealized appreciation/ depreciation on open futures contracts	Interest rate contracts	$ 10,603	$ 256,409
Opportunistic Income Fund	Unrealized appreciation/ depreciation on open futures contracts	Equity contracts	152,837	-
	Unrealized appreciation/ depreciation on open futures contracts	Interest rate contracts	-	34,159

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments
	Equity Contracts	Interest Rate Contracts	Total
Tax Advantaged Income Fund
Futures contracts	$-	$1,403,201	$1,403,201
Opportunistic Income Fund
Futures contracts	(1,318,228)	177,877	(1,140,351)

	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments
	Equity Contracts	Interest Rate Contracts	Total
Tax Advantaged Income Fund
Futures contracts	$-	$(613,869)	$(613,869)
Opportunistic Income Fund
Futures contracts	152,837	(34,159)	118,678

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

The number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of December 31, 2016 are as follows:

	Derivatives not designated as hedging instruments	Number of contracts
Tax Advantaged Income Fund
Futures contracts	Interest rate contracts	(412)
Opportunistic Income Fund
Futures contracts	Equity contracts	(80)
Futures contracts	Interest rate contracts	(100)

Note 11 – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures requires an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Recently Issued Accounting Pronouncements
FASB Accounting Standard Update 2015-07, “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)” removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

Effective February 15, 2017, the Opportunistic Income Fund has lowered the maximum sales charge imposed on purchases of Class A Shares from 5.75% to 4.25%. In addition, the Fund is revising its sales charge schedule with respect to Class A Shares, which varies by the amount invested. Please see the supplement dated February 6, 2017 for more information.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Robinson Funds and
To the Board of Trustees of Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of Robinson Tax Advantaged Income Fund and Robinson Opportunistic Income Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of December 31, 2016, and with respect to Robinson Tax Advantaged Income Fund the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the one day in the period ended December 31, 2014, and with respect to Robinson Opportunistic Income Fund the related statement of operations for the year ended and the statement of changes and the financial highlights for the year then ended and for the one day in the period ended December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Robinson Tax Advantaged Income Fund and Robinson Opportunistic Income Fund as of December 31, 2016, and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2017

Robinson Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For the year ended December 31, 2016, 8.78% of the dividends paid from net investment income, including short-term capital gains (if any), for the Opportunistic Income Fund, is designated as qualified dividend income.

For the year ended December 31, 2016, 6.90% of the dividends paid from net investment income, including short-term capital gains (if any), for the Opportunistic Income Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officers Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (800) 207-7108. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	78	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	78	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	78	None.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).

Robinson Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

[a]	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
[b]	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
[c]	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Robinson Funds
EXPENSE EXAMPLES
For the Six Months Ended December 31, 2016 (Unaudited)

Expense Example
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the rows titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax Advantaged Income Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/16	12/31/16	7/1/16 – 12/31/16
Class A	Actual Performance	$ 1,000.00	$ 928.50	$ 7.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.09	8.11
Class C	Actual Performance	1,000.00	925.10	11.37
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.33	11.89
Institutional Class	Actual Performance	1,000.00	928.70	6.55
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.85

*
Expenses are equal to the Fund’s annualized expense ratios of 1.60%, 2.35% and 1.35% for Class A, Class C and Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 184/366 (to reflect the six months period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Robinson Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended December 31, 2016 (Unaudited)

Opportunistic Income Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/16	12/31/16	7/1/16 – 12/31/16
Class A	Actual Performance	$ 1,000.00	$ 1,084.40	$ 8.38
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.09	8.11
Class C	Actual Performance	1,000.00	1,080.90	12.28
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.34	11.88
Institutional Class	Actual Performance	1,000.00	1,086.90	7.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.85

*
Expenses are equal to the Fund’s annualized expense ratios of 1.60%, 2.35% and 1.35% for Class A, Class C and Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 184/366 (to reflect the six months period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Robinson Tax Advantaged Income Fund
Robinson Opportunistic Income Fund
Each a series of Investment Managers Series Trust

Investment Advisor
 Liberty Street Advisors, Inc.
100 Wall Street, 20th Floor
New York, New York 10005

Investment Sub-Advisor
Robinson Capital Management, LLC
63 Kercheval Avenue, Suite 111
Grosse Pointe Farms, Michigan 48236

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
 www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Robinson Tax Advantaged Income Fund – Class A	ROBAX	46141Q 105
Robinson Tax Advantaged Income Fund – Class C	ROBCX	46141Q 204
Robinson Tax Advantaged Income Fund – Institutional Class	ROBNX	46141Q 303
Robinson Opportunistic Income Fund – Class A	RBNAX	46141Q 576
Robinson Opportunistic Income Fund – Class C	RBNCX	46141Q 568
Robinson Opportunistic Income Fund – Institutional Class	RBNNX	46141Q 550

Privacy Principles of the Robinson Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Robinson Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800) 207-7108, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 207-7108, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (800) 207-7108. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Robinson Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (800) 207-7108

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (800) 207-7108.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$32,400	$16,700
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$3,300
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	03/10/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	03/10/17

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date:	03/10/17